EXHIBIT 99
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                                   Proxy Card


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                                 REVOCABLE PROXY

                                MSB BANCORP, INC.
                               35 MATTHEWS STREET
                             GOSHEN, NEW YORK 10924


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MSB BANCORP, INC.
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 1997

         The undersigned stockholder of MSB Bancorp, Inc. hereby appoints William C. Myers, Gill Mackay and Anthony J. Fabiano, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of MSB Bancorp, Inc. held of record by the undersigned on February 24, 1997, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:OO a.m., on April 24, 1997, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2 AND 3.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.



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     I WILL ATTEND THE ANNUAL MEETING |_| PLEASE MARK YOUR CHOICE LIKE THIS |X|
     IN BLUE OR BLACK INK.



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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES
NAMED IN ITEM 1 AND A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS 2 AND 3.
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1. Election of Directors for a three year term. Nominees: John W. Norton,
   Nicholas J. Scali and Daniel R. Snyder.

                                                                     INSTRUCTION: TO WITHHOLD AUTHORITY to
      FOR All Nominees                                               vote for any individual nominee, write that
(except as otherwise indicated)    WITHHOLD for all Nominees         nominee's name in the space provided:______
          |_|                              |_|                       ___________________________________________

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2. Amendment of the Company's Certificate of Incorporation to eliminate provisions prohibiting record holders of the Company's common stock owning in excess of 10% of the outstanding shares of common stock (the "Limit") from voting any shares of common stock in excess of the Limit.

                     For                       Against                   Abstain
                     |_|                         |_|                       |_|
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3. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company.

                     For                       Against                   Abstain
                     |_|                         |_|                       |_|


4. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the persons named in this Proxy will vote on such matters in such manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Corporation is not aware of any other such business.
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         The undersigned hereby acknowledges receipt of the Notice of Annual
Meeting of Stockholders and the Proxy Statement for the Annual Meeting.

                              __________________________________________________

                              __________________________________________________
                              Signature(s)

                              Dated:______________________________________, 1997

                              Please sign exactly as your name appears on this proxy, Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.